Accounts receivable (Policies)	12 Months Ended
Dec. 31, 2022
Accounts Receivable
Accounts receivable

Accounts receivable is the total amount due from sale of products and services rendered by the Company. Accounts receivable is recognized at fair value and subsequently measured at amortized cost using the effective interest method, except for component of provisionally priced commodities sales that are subsequently measured at fair value through profit or loss.

The Company applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all accounts receivable. The Company has established a provision matrix that is based on historical credit loss experience, adjusted for forward-looking factors specific to the economic environment and by any financial guarantees related to these accounts receivables.